UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2005

Carrols Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-25629	16-0958146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York	13203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 11, 2005, Carrols Corporation (the “Company”), was informed by PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, that PwC will resign as the Company’s independent registered public accounting firm following completion of services related to the review of the Company’s interim financial statements for the quarter ended July 3, 2005. The Company’s Audit Committee is currently in the process of seeking the engagement of a new independent registered public accounting firm.

The reports of PwC on the Company’s financial statements as of and for the fiscal years ended January 2, 2005 and December 28, 2003 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the audits for fiscal years ended January 2, 2005 and December 28, 2003 and through August 11, 2005, there were certain differences of opinion with PwC which, although ultimately resolved to the satisfaction of both PwC and the Company, constituted disagreements on matters regarding accounting principles, practices or financial statement disclosure which are required to be reported under Item 304(a)(1)(iv) of Regulation S-K promulgated by the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended. During the fiscal year ended December 28, 2003 the reportable event related to the accounting for certain real estate transactions as financing transactions rather than as sale/leaseback transactions which resulted in a restatement of the Company’s financial statements. During the fiscal year ended January 2, 2005, such reportable events related to (a) the Company’s lease and leasehold improvement accounting, (b) the Company’s accounting policies with respect to franchise rights and (c) the accounting method used for certain stock options, all of which resulted in a restatement of the Company’s financial statements. The Audit Committee discussed the subject matter of these disagreements with PwC, and the Company has authorized PwC to respond fully to the inquiries of the Company’s successor accountant, once it is engaged, concerning the subject matter of such disagreements. Except for those matters noted above, there were no other disagreements with PwC for the fiscal years ended January 2, 2005 and December 28, 2003, and through August 11, 2005 that would have caused PwC to make reference thereto in their reports on the Company’s financial statements for such years if such matters were not resolved to the satisfaction of PwC.

The Company also refers to Item 9A of its Annual Report on Form 10-K for the fiscal years ended January 2, 2005 and December 28, 2003 with respect to certain material weaknesses or deficiencies in the Company’s internal controls over financial reporting, which are incorporated herein by reference. Except for the material weaknesses or deficiencies noted, during the fiscal years ended January 2, 2005 and December 28, 2003 and through August 11, 2005, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of this Report on Form 8-K and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the foregoing statements by the Company and, if not, stating the respects in which it does not agree. A copy of that letter from PwC is filed as Exhibit 16.1 to this Form 8-K.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated August 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carrols Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date: August 17, 2005	By:	/s/ Paul R. Flanders
	Name:	Paul R. Flanders
Vice President, Chief Financial Officer and Treasurer